SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 4, 2003

TALX CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Missouri	000-21465	43-0988805

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1850 Borman Court
St. Louis, Missouri 63146

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (314) 214-7000

Item 9. Regulation FD Disclosure

     On September 4, 2003, TALX Corporation (the “Company”) issued a press release announcing certain results during the first two months of the second fiscal quarter and certain other information, including guidance for fiscal 2004, the completion of operational integration within UC eXpress, and the adoption by the board of directors of a code of ethics and new or revised charters for each of its committees. A copy of such press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     On September 4, 2003, management of the Company gave a slide presentation at the Company’s 2003 Annual Meeting of Shareholders. A copy of such slide presentation for use in conjunction with the Annual Meeting is furnished as Exhibit 99.2 hereto and incorporated herein by reference.

     The information in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 4, 2003	TALX CORPORATION

	By:	/s/ L. KEITH GRAVES

L. Keith Graves Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release, dated September 4, 2003
99.2	Slide Presentation for 2003 Annual Meeting of Shareholders